UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	January 8, 2008

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
8 West Main Street, Niantic, Connecticut	06352
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 739-8030

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

On January 7th, 2008, the Registrant was notified that Goldstein Golub Kessler LLP (“GGK”) resigned as its independent registered public accountant firm since the partners of GGK became partners of McGladrey & Pullen LLP in a limited asset purchase agreement and McGladrey & Pullen LLP is not registered with the Canadian PCAOB.  GGK audited the Registrant’s financial statements for the fiscal years ended December 31, 2006 and 2005, and reviewed its financial statements for the periods ended March 30, 2007, June 30, 2007 and September 30, 2007.

A copy of the letter dated January 7, 2008 from GGK to the Registrant notifying the Registrant of the resignation is attached hereto as Exhibit 16.1.

In connection with the audit of the Registrant’s financial  statements as of and for the fiscal year ended December 31, 2006 and 2005, there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused  them to make reference in connection with its reports to the subject matter of the disagreements.

The audit report of GGK on the Registrant’s financial  statements as of and for the years ended  December 31, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations, has not generated significant revenue from operations and has a net working capital deficiency and a stockholders’ deficiency that raise substantial doubt about its ability to continue as a going concern.  Management's plan in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

GGK has furnished the Registrant with a letter addressed to the Commission advising that it agrees with the above statements.  A copy of this letter is attached hereto as Exhibit 16.2.

On January 7, 2008, the Registrant engaged GLO CPAs., LLP. ("GLO") as its independent registered public accountant firm commencing with the audit of the Registrant’s financial statements for the fiscal year ended December 31, 2007.

Prior to engaging GLO, the Registrant consulted with GLO as to its qualifications, experiences and ability to audit the Registrant’s financial statements.  The Registrant and GLO did not have substantive discussions regarding the application of accounting principles to a specified transactions, either complete or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements and there are no reports nor written or oral advice provided by the new accountants’ used in deciding to retain GLO.  Further, as noted there was no matter that was the subject of a disagreement as described in item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

The decision to engage GLO was approved by the audit committee of the Registrant’s board of directors.

A copy of the News Release dated January 8, 2008 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 16.1

Letter from GGK to the Registrant dated January 7, 2008 notifying that GGK had resigned as the Registrant’s independent accountant.

Exhibit 16.2

Letter furnished by GGK addressed to the Securities and Exchange Commission indicating their agreement with the statements contained in the Form 8-K filing.

Exhibit 99.1

News Release dated January 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :  January 8, 2008

By :

/s/  Edwin Molina

Edwin Molina,

President

Exhibit 16.1

January 7, 2008

Mr. Tony Drescher

USA Video Interactive Corp.

8 West Main Street

Niantic Ct 06352

Dear Mr. Drescher:

This is to confirm that the client-auditor relationship between USA Video Interactive Corp. (Commission File # 000-1107280) and Goldstein Golub Kessler LLP has ceased as of January 7, 2008.

Very truly yours,

GOLDSTEIN GOLUB KESSLER LLP

cc:

(Via Facsimile - 202-772-9251)

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Exhibit 16.2

January 7, 2008

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read USA Video Interactive Corp’s statements included under Item 4.01 of its Form 8-K filed on January 7, 2008, and we agree with such statements concerning our firm.

/S/ GOLDSTEIN GOLUB KESSLER LLP

Exhibit 99.1

For Investor Relations Contact: (860) 739 - 8030

CHANGE OF AUDITOR

(Niantic, CT – January 8, 2008) - USA Video Interactive Corp. (OTCBB: USVO; TSX: US; BSE/Frankfurt: USF; http://www.usvo.com), announces that on January 7th, 2008, the Company was notified that Goldstein Golub Kessler LLP (“GGK”) resigned as its independent registered public accountant firm since the partners of GGK became partners of McGladrey & Pullen LLP in a limited asset purchase agreement and McGladrey & Pullen LLP is not registered with the Canadian PCAOB.  GGK audited the Company’s financial statements for the fiscal years ended December 31, 2006 and 2005, and reviewed its financial statements for the periods ended March 30, 2007, June 30, 2007 and September 30, 2007.

In connection with the audit of the Company’s financial statements as of and for the fiscal years ended December 31, 2006 and 2005, there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

The audit report of GGK on the Company’s financial  statements as of and for the years ended December 31, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations, has not generated significant revenue from operations and has a net working capital deficiency and a stockholders’ deficiency that raise substantial doubt about its ability to continue as a going concern.  Management's plan in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

On January 7, 2008, the Company engaged GLO CPAs., LLP. ("GLO") as its independent registered public accountant firm commencing with the audit of the Company’s financial statements for the fiscal year ended December 31, 2007.

Prior to engaging GLO, the Company consulted with GLO as to its qualifications, experiences and ability to audit the Company’s financial statements.  The Company and GLO did not have substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and there are no reports nor written or oral advice provided by the new accountants’ used in deciding to retain GLO.  Further, as noted there was no matter that was the subject of a disagreement as described in item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

The decision to engage GLO was approved by the audit committee of the Company's board of directors.

About USVO:

USA Video Interactive Corp. (“USVO”) designs and markets technology for delivery of digital media. USVO developed its MediaSentinel™ and SmartMark™ digital watermarking technology to provide a robust means for producers and distributors to invisibly protect their content. USA Video Technology Corp., a wholly owned subsidiary of USVO, holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, Italy, and Japan. For more information, visit www.usvo.com.

USA Video Interactive Corporate Headquarters Office: 8 West Main Street, Niantic, Connecticut, 06357  Telephone  (860) 739 – 8030, Facsimile (860) 739 - 8070; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF.   CUSIP 902924208. For more information contact (860) 739 – 8030 or contact@usvo.com.

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

MediaEscort, MediaSentinel and SmartMark are trademarks of USA Video Interactive Corp.

The names of actual companies and products mentioned herein may be the trademarks of their respective owners.

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.

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